UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  [811-05037]
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30
                         -------

Date of reporting period:  JUNE 30, 2006
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                              (PORTFOLIO 21 LOGO)

                                 ANNUAL REPORT

                                  Period Ended

                                 June 30, 2006

                                  PORTFOLIO 21

MESSAGE FROM PORTFOLIO 21'S FOUNDERS

Dear Friends,

By now you may have seen the film, An Inconvenient Truth. Last year Al Gore presented his slide show live here in Portland, Oregon to capacity crowds, and everyone walked away with a much deeper understanding of the ecological crisis. Education is critical at this stage, and this film presents compelling information in a dynamic way. Please encourage your friends, relatives and co-workers to see the film. We have complimentary DVDs available while they last. Please email us at welcome@portfolio21.com if you would like one.
                   -----------------------

Our concerns about the ecological crisis began long before we started Portfolio 21 in 1999, and we continue to critically examine our assumptions and approach every day. Not everyone has taken our concerns seriously over the years, particularly Wall Street analysts and bankers. But, during the last several months, we feel there has been a noticeable shift occurring in this country.
For the first time it feels like media and public opinion may be acknowledging the reality of global warming without expressing the doubts we've become accustomed to hearing. Not surprisingly, many people still see global warming as simply an increase in atmospheric temperatures and not something that will impact our quality of life in a time period worth losing sleep over. However, we know that global warming is better described as climate destabilization.
This also means economic and investment destabilization. How this destabilization will manifest and over what time period is difficult to envision. This may be part of the reason it tends to be ignored or denied--we simply can't fathom all of the complex interactions and implications of climate change. In the face of these challenges it is not helpful to throw up our hands in despair or hope that technology will somehow solve the problem. We all need to examine the facts, question our actions, and change our behavior.

At Portfolio 21, we believe that the risk and return formulas Wall Street uses to make investment choices are outdated. Our company evaluation process is designed to specifically identify companies that are working to understand the ecological crisis, implementing strategies to deal with ecological business risks, and positioning themselves to gain a competitive advantage in a changing and much less stable business environment. At the same time, we acknowledge that the premise underlying our global economy is not sustainable in that it demands unlimited growth on a planet with limited biocapacity. Despite claims about "quality of earnings" and "dematerialization," the physical demands on our planet are escalating, and the resulting stresses are not sustainable. Because environmental and investment destabilization is challenging to navigate we are seeking to identify "transition" companies--those that we feel have the best chance of surviving the potential challenges of the near future, challenges that we believe are directly related to the destabilization of our environment, economy, and investment markets.

With media and public opinion shifting toward an understanding of climate change impacts, it shouldn't be a surprise to see multinational businesses attempting to paint a greener picture of a positive future in which they figure prominently.

Wal-Mart and others have been in the news recently for their sustainability initiatives. Wal-Mart executives and consultants would like us to believe (and maybe they believe it themselves) that the company's business model will be sustainable if they improve their fuel efficiency, sell more organic products, and make various other adjustments. We believe the Wal-Mart business model is unsustainable as long as it relies on cheap oil for transporting its goods, cheap labor for making and selling them, and cheap land on which to build its huge stores and even huger parking lots. Perhaps, in a world of unlimited biocapacity, Wal-Mart could continue to grow until it had populated every corner of the world, but that's not reality. To pretend otherwise is to be in denial at best and to be deceitful at worst.

Wal-Mart is not alone. Unfortunately, for many corporations, the sustainability commitment is nothing more than a facade, a marketing ploy known as "greenwashing." Corporate responsibility departments and sustainability reporting are sprouting up everywhere, and it's our job to look beyond the PR and investor relations press releases to dig as deeply as we can to identify companies that are putting their investment money--not just their advertising budgets--into intelligent environmental business strategies. And, even more important, companies that are imagining and building business models with a greater chance of surviving in an unstable economic climate.

We all live every day with dissonance. On the one hand we seek companies that are causing less environmental harm, and on the other we seek the best financial return while managing the ecological risks. We are pleased to present our latest thinking on these concepts and others at our new website. Please visit and let us know your thoughts, www.portfolio21.com.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:
(6 MONTHS ENDING 6/30/06)

Portfolio 21 achieved an above market return relative to the MSCI World Equity Index during the past six months, thanks largely to foreign exchange trends and individual stock performance. Longer-term performance remains above the benchmark.
                                           3            5           SINCE
                                         YEARS        YEARS       INCEPTION
                   6          1          (AVG         (AVG       (AVG ANNUAL)
                 MONTH       YEAR       ANNUAL)      ANNUAL)      (9/30/99)
                 -----       ----       -------      -------      ---------
Portfolio 21     8.07%      20.21%      17.20%        7.15%         5.27%
MSCI World       6.37%      17.50%      17.42%        6.21%         3.17%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. Had the fee been included, returns would be lower.

Foreign exchange developments helped Portfolio 21 to outperform over the past six months. Foreign currencies rose against the U.S. dollar as central banks around the world pushed interest rates higher. The International Monetary Fund suggested they should rise even further in order to stamp out inflationary pressures. Portfolio 21 is overweighted in foreign currencies, particularly European currencies, relative to the MSCI World Equity Index. The Swedish krona was the strongest European currency, up over 10% versus the U.S. dollar for the period. The Riksbank raised its key interest rate by a quarter-point to 2.25% and suggested there would be more tightening to come. Other major European currencies gained on the U.S. dollar in the 7% to 8% range. The Japanese yen also rose against the U.S. dollar, but to a much lesser extent.

Energy and basic materials stocks outperformed over the past six months due to geopolitical concerns and rising commodity prices. The sectors each rose around 12% for the period, nearly doubling the performance of the broad market. Portfolio 21 did not participate fully in the energy sector appreciation, as the fund does not invest in traditional energy companies. Alternatively, Portfolio 21 has small positions in several renewable energy technology companies, ranging from wind and solar power generation to the more speculative fuel cell technology industry. Renewable energy stocks in the fund appreciated substantially for the period as a group. With the exception of several sustainable forestry companies, Portfolio 21's exposure to commodity producers is limited. The information technology sector was the only sector to depreciate during the past six months. Portfolio 21 is overweight here, but fund stock returns were better than the sector overall.

Country level performance echoed sector performance. Regions with relatively high reserves of fossil fuels and natural resources performed best during the last six months. Oil-rich Norway was the best performing national index, rising 10%, while commodity-abundant Australia was the next best performing national index, up nearly 7%. The Swedish and Japanese markets were among the only national indices to lose value, in local currency terms, for the period. However, Portfolio 21's substantial overweighting in Swedish stocks, due to the country's high environmental standards, didn't inhibit returns as Swedish stocks in the fund performed well. Portfolio 21 is underweighted in Japanese stocks, while fund stocks outperformed significantly here.

Beyond currencies, sectors and regions, individual stock performance had a considerable impact on fund performance year-to-date:

JM (JM) has consistently outperformed investor expectations. The stock rose 30% during the past six months. The company has experienced high demand and rising prices for its newly built residential units. JM manages and constructs single-family homes, apartment houses and office buildings primarily in and around the larger cities in Sweden. The company also owns properties in Norway, Belgium and Portugal. Using The Natural Step as a tool for training employees, JM has made significant improvements in its environmental performance. The company's key performance indicators document its continued commitment to improvement across a wide range of issues, from the energy efficiency of the buildings it develops to the direct CO2 emissions associated with its operations to the number of preferred building products in its environmental database. JM sees environmental responsibility as key to the company's competitive strategy and believes people will want to live and work in environmentally superior buildings.

HEWLETT PACKARD (HPQ) had another good quarter due to further cost cutting measures. Under the leadership of new CEO Mark Hurd, the company has been concentrating on improving margins but at some point it must decide on where it will find future growth. HP's product line spans the whole tech spectrum, from software to hardware to services, but at each stop there is fierce competition on price. We think one advantage the company has been its long-standing commitment to environmental sustainability. HP established its Environmental Stewardship program and Design-for-Environment principles in 1992 and continues to be a recognized leader in environmentally prudent business practices.
Working in areas such as energy efficiency, materials reduction, waste reduction and the use of recycled and recyclable materials, and end-of-life product recycling, this company has made considerable changes to its products resulting in increased business competitiveness with the additional benefit of reduced environmental impact.

AIR PRODUCTS (APD) is an industrial-gas company with a chemical operation accounting for approximately one quarter of the company's revenues. The firm supplies products ranging from medical oxygen to the flavor-preserving nitrogen found in potato chip bags. The company had another strong quarter due in part to its exposure to high-growth end markets like energy and electronics. Much of Air Products' sales are associated with the provision of oxygen and hydrogen. These gases are used for a variety of purposes, including numerous applications with environmental benefits. For example, oxygen can be used to assist the combustion process in industry applications, thereby increasing efficiency and reducing emissions. Similarly, hydrogen can be used to remove sulfur from fuels, resulting in cleaner fuels and a cleaner environment. The company is also involved in researching and developing the hydrogen economy and has several pilot hydrogen fuel stations for fuel cell vehicles.

STMICROELECTRONICS (STM) is one of the world's largest semiconductor manufacturers. The company operates in an intensely competitive industry where product differentiation is slight and price and scale are very important. STMicroelectronics is struggling to cut costs, improve margins and take back market share. The stock has fallen 17% over the past six months because Wall Street is not convinced that recent improvements in gross margins will continue despite management's assurances. The semiconductor industry is fraught with high energy and resource consumption which makes it all the more impressive to see a large corporation such as STMicroelectronics embrace sustainability. STMicroelectronics believes "it is the company's responsibility to society to protect the natural world from its industrial processes." As a result, STMicroelectronics has committed to working toward achieving "environmental neutrality." Following former CEO Pasquale Pistorio's belief that sustainability can provide a real competitive advantage, new President and CEO Carlo Bozotti's vision is to "create financial and non-financial value for all stakeholders." After achieving measurable success in reducing waste, water and energy usage, among other things, the company's goal is to communicate the success of its commitment and to encourage other businesses to also strive for sustainability.

We believe that our strategy to invest in companies that recognize environmental sustainability as a fundamental human challenge and tremendous business opportunity continues to serve our shareholders well.

YOUR INPUT REQUESTED

If you have comments or suggestions about Portfolio 21, please contact us. You can sign up for our newsletter on our site, email welcome@portfolio21.com or
                                                  -----------------------
call us at 877-351-4115, ext. 21. Also, we would love to have your email address so we can communicate with you electronically. If you haven't heard from us via email and would like to, please call or email with your address. We want to assure you that your email address is confidential information that will be used only by us to communicate with you.

Sincerely,

/s/Leslie Christian           /s/Carsten Henningsen
Leslie Christian              Carsten Henningsen
Co-founder                    Co-founder

PORTFOLIO 21 INVESTS IN FOREIGN SECURITIES, WHICH ARE SUBJECT TO THE RISKS OF CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY AND DIFFERENCES IN ACCOUNTING STANDARDS.

The Fund's environmental sustainability policy could cause it to underperform compared to similar funds without this policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following annual report for the fund's holdings as of June 30, 2006.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. You cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges and expenses.

The Portfolio 21 fund is distributed by Quasar Distributors, LLC

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2006 (Unaudited)

                     PORTFOLIO HOLDINGS      PERCENT OF NET ASSETS
                     ------------------      ---------------------
  Australia            $  2,170,711                    1.81%
  Belgium                 1,443,455                    1.20%
  Canada                    120,646                    0.10%
  China                     226,000                    0.19%
  Denmark                 6,291,985                    5.25%
  Finland                 4,167,948                    3.48%
  France                  3,372,404                    2.81%
  Germany                 8,004,819                    6.68%
  Italy                   1,955,273                    1.63%
  Japan                  12,982,151                   10.83%
  Netherlands             1,339,020                    1.12%
  Norway                  2,235,494                    1.87%
  Spain                     465,462                    0.39%
  Sweden                 15,892,113                   13.26%
  Switzerland             6,951,964                    5.80%
  United Kingdom         13,282,342                   11.08%
  United States          39,421,459                   32.90%
  Other Liabilities in
    Excess of Assets       (491,917)                 (0.40)%
                       ------------                  -------
  Total                $119,831,329                  100.00%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2006 (Unaudited)

  As a shareholder of the Portfolio 21 Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06 - 6/30/06).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than two months after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning          Ending          Expenses Paid
                        Account Value    Account Value     During the Period
                            1/1/06          6/30/06      1/1/06 - 6/30/06*<F1>
                            ------          -------      ---------------------
Actual                      $1,000           $1,081              $7.74
Hypothetical (5% annual
  return before expenses)   $1,000           $1,017              $7.50

*<F1> Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

                                  PORTFOLIO 21
             Value of $10,000 vs MSCI World Index and S&P 500 Index

     Date          Portfolio 21       MSCI World Index      S&P 500 Index
     ----          ------------       ----------------      -------------
     9/30/99           $10,000             $10,000             $10,000
   6/30/2000           $11,924             $11,413             $11,439
   6/30/2001           $10,011              $9,130              $9,743
   6/30/2002            $9,132              $7,771              $7,990
   6/30/2003            $8,785              $7,624              $8,010
   6/30/2004           $11,135              $9,497              $9,541
   6/30/2005           $11,764             $10,503             $10,144
   6/30/2006           $14,142             $12,341             $11,020

                          Average Annual Total Return
                           Period Ended June 30, 2006
                    1 Year                            20.21%
                    5 Year                             7.15%
                    Since Inception (9/30/99)          5.27%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the "Fund's inception"), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2006, the S&P 500 Index returned 8.63%, 2.49% and 1.45% for the one-year, five-year and since inception periods, respectively.

As of June 30, 2006, the MSCI World Index returned 17.50%, 6.21% and 3.17% for the one-year, five-year and since inception periods, respectively.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than two months.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East. The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

SCHEDULE OF INVESTMENTS at June 30, 2006

     SHARES                                                       VALUE
     ------                                                       -----
COMMON STOCKS: 90.6%

AUTOMOBILES & COMPONENTS: 0.5%
      11,625   Ballard Power Systems, Inc.
                 (Canada) (a)<F2>(b)<F3>                       $     68,006
      33,000   IMPCO Technologies, Inc.
                 (United States) (a)<F2>                            352,110
      55,825   Quantum Fuel Systems Technologies
                 Worldwide, Inc. (United States) (a)<F2>            189,805
                                                               ------------
                                                                    609,921
                                                               ------------
BANKS: 7.7%
      50,000   Dexia - Brussels Exchange (Belgium)                1,202,439
      10,000   Dexia - Paris Exchange (Belgium)                     241,015
      60,000   ForeningsSparbanken AB (Sweden)                    1,576,112
     165,000   HSBC Holdings PLC  (United Kingdom)                2,903,213
     250,000   UniCredito Italiano SpA (Italy)                    1,955,273
      76,000   Westpac Banking Corp. (Australia)                  1,309,907
                                                               ------------
                                                                  9,187,959
                                                               ------------
CAPITAL GOODS: 13.7%
       3,000   Acciona SA (Spain)                                   465,462
      70,000   Atlas Copco AB - Class A (Sweden)                  1,949,266
       3,000   Energy Conversion Devices, Inc.
                 (United States) (a)<F2>                            109,290
     121,800   JM AB (Sweden)                                     1,933,154
     150,000   Mitsubishi Electric Corp. (Japan)                  1,202,416
      10,600   Plug Power, Inc. (United States) (a)<F2>              49,502
      18,000   Schneider Electric SA (France)                     1,873,466
      28,000   Siemens AG - Registered
                 Shares (Germany)                                 2,433,019
      87,000   Skanska AB - Class B (Sweden)                      1,341,251
     140,300   SKF AB - Class B  (Sweden)                         2,212,634
       8,000   Suntech Power Holdings Co., Ltd. -
                 ADR (China) (a)<F2>                                226,000
      26,000   Trex Co., Inc. (United States) (a)<F2>               673,140
      41,900   Vestas Wind Systems A/S (Denmark) (a)<F2>          1,147,833
       8,150   Volvo AB - ADR (Sweden)                              399,431
       7,500   Volvo AB - Class B (Sweden)                          368,545
                                                               ------------
                                                                 16,384,409
                                                               ------------
COMMERCIAL SERVICES & SUPPLIES: 1.6%
      43,800   Herman Miller, Inc. (United States)                1,128,726
     100,000   Tomra Systems ASA (Norway)                           811,077
                                                               ------------
                                                                  1,939,803
                                                               ------------
CONSUMER DURABLES & APPAREL: 6.8%
     102,000   Electrolux AB - Class B (Sweden)                   1,471,341
      81,000   Husqvarna AB - Class B
                 (Sweden) (a)<F2>                                   976,378
      30,000   Interface, Inc. - Class A
                 (United States) (a)<F2>                            343,500
      43,000   Koninklijke Philips Electronics NV -
                 ADR (Netherlands)                                1,339,020
      85,000   Sharp Corp. (Japan)                                1,343,750
      35,200   Shimano, Inc.  (Japan)                             1,076,700
      35,000   Sony Corp. - ADR (Japan)                           1,541,400
                                                               ------------
                                                                  8,092,089
                                                               ------------
DIVERSIFIED FINANCIALS: 3.4%
      14,300   Deutsche Bank AG (Germany)                         1,606,350
       2,600   Deutsche Bank AG - GDR (Germany)                     292,500
      20,100   UBS AG - GDR (Switzerland)                         2,204,970
                                                               ------------
                                                                  4,103,820
                                                               ------------
FOOD & STAPLES RETAILING: 3.4%
      70,603   Boots Group PLC (United Kingdom)                   1,003,633
      50,000   United Natural Foods, Inc.
                 (United States) (a)<F2>                          1,651,000
      19,600   Whole Foods Market, Inc. (United States)           1,266,944
      10,187   Wild Oats Markets, Inc.
                 (United States) (a)<F2>                            199,665
                                                               ------------
                                                                  4,121,242
                                                               ------------
HEALTH CARE EQUIPMENT & SERVICES: 2.3%
      75,000   Baxter International, Inc.
                 (United States)                                  2,757,000
                                                               ------------
INSURANCE: 7.2%
     110,000   Aviva PLC (United Kingdom)                         1,556,810
     250,000   Friends Provident PLC (United Kingdom)               826,664
       6,000   Muenchener Rueckversicherungs
                 AG - (Germany)                                     818,735
     125,000   Sompo Japan Insurance, Inc. (Japan)                1,744,393
     138,000   Storebrand ASA (Norway)                            1,424,418
      32,000   Swiss Reinsurance (Switzerland)                    2,232,616
                                                               ------------
                                                                  8,603,636
                                                               ------------
MATERIALS: 8.8%
       7,700   Air Liquide (France)                               1,498,939
      24,900   Air Products & Chemicals, Inc.
                 (United States)                                  1,591,608
      34,000   Novozymes A/S - Class B (Denmark)                  2,295,683
      35,000   Praxair, Inc. (United States)                      1,890,000
     107,000   Stora Enso OYJ - R Shares (Finland)                1,493,628
      43,930   Svenska Cellulosa AB - Class B
                 (Sweden)                                         1,813,686
                                                               ------------
                                                                 10,583,544
                                                               ------------
MEDIA: 0.3%
      60,000   EMI Group PLC (United Kingdom)                       336,380
                                                               ------------
PHARMACEUTICALS & BIOTECHNOLOGY: 4.3%
      90,200   Bristol-Myers Squibb
                 Co. (United States)                              2,332,572
      13,800   Novo-Nordisk A/S - ADR (Denmark)                     877,542
      31,000   Novo-Nordisk A/S - Class B (Denmark)               1,970,927
                                                               ------------
                                                                  5,181,041
                                                               ------------
REAL ESTATE: 2.5%
      75,000   British Land Co. PLC (United Kingdom)              1,749,273
      31,170   Potlatch Corp. (United States)                     1,176,668
                                                               ------------
                                                                  2,925,941
                                                               ------------
RETAILING: 4.5%
      32,000   Hennes & Mauritz AB - Class B
                 (Sweden)                                         1,239,074
     420,000   Kingfisher PLC (United Kingdom)                    1,851,249
      93,000   Staples, Inc. (United States)                      2,261,760
                                                               ------------
                                                                  5,352,083
                                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.9%
      31,000   Advanced Micro Devices, Inc.
                 (United States) (a)<F2>                            757,020
      96,000   STMicroelectronics NV - ADR
                 (Switzerland)                                    1,542,720
                                                               ------------
                                                                  2,299,740
                                                               ------------
SOFTWARE & SERVICES: 1.2%
      49,000   Adobe Systems, Inc. (United States)                1,487,640
                                                               ------------
TECHNOLOGY HARDWARE & EQUIPMENT: 14.3%
      46,500   Agilent Technologies, Inc.
                 (United States) (a)<F2>                          1,467,540
      53,250   Canon, Inc. (Japan)                                2,609,746
      92,000   Dell, Inc. (United States) (a)<F2>                 2,245,720
      62,300   Hewlett-Packard Co. (United States)                1,973,664
      40,000   International Business Machines Corp.
                 (United States)                                  3,072,800
     100,000   NEC Corp. (Japan)                                    533,348
     132,000   Nokia OYJ - ADR (Finland)                          2,674,320
      23,500   Nortel Networks Corp.
                 (Canada) (a)<F2>(b)<F3>                             52,640
      30,000   Ricoh Co., Ltd. (Japan)                              588,505
       7,000   Sunpower Corp. - Class A
                 (United States) (a)<F2>                            196,140
      18,500   Telefonaktiebolaget LM Ericsson - ADR
                 (Sweden)                                           611,240
      78,900   Xerox Corp. (United States) (a)<F2>                1,097,499
                                                               ------------
                                                                 17,123,162
                                                               ------------
TELECOMMUNICATION SERVICES: 2.6%
     300,000   BT Group PLC (United Kingdom)                      1,325,410
       2,000   Swisscom AG (Switzerland)                            657,809
       9,525   Swisscom AG - ADR (Switzerland)                      313,849
     315,000   Telstra Corp., Ltd. (Australia)                      860,804
                                                               ------------
                                                                  3,157,872
                                                               ------------
TRANSPORTATION: 2.0%
         315   East Japan Railway Co. (Japan)                     2,341,895
                                                               ------------
UTILITIES: 1.6%
       5,500   Ormat Technologies,
                 Inc. (United States)                               209,825
      80,000   Severn Trent PLC (United Kingdom)                  1,729,709
                                                               ------------
                                                                  1,939,534
                                                               ------------
TOTAL COMMON STOCKS
  (Cost $88,892,733)                                            108,528,711
                                                               ------------
PREFERRED STOCKS: 2.4%

HOUSEHOLD & PERSONAL PRODUCTS: 2.4%
      25,000   Henkel KGaA (Germany)                              2,854,214
                                                               ------------
TOTAL PREFERRED STOCKS
  (Cost $2,135,603)                                               2,854,214
                                                               ------------
CERTIFICATES OF DEPOSIT: 1.1%
               Permaculture CD
   $  24,284     1.000%, 03/27/2007                                  24,284
               Self-Help Credit Union CD
     100,000     4.280%, 08/20/2006                                 100,000
               Shorebank CD
     285,000     3.580%, 08/17/2006                                 285,000
      95,000     4.030%, 11/09/2006                                  95,000
      95,000     3.700%, 01/20/2007                                  95,000
     100,000     4.200%, 03/01/2007                                 100,000
     300,000     4.360%, 03/29/2007                                 300,000
     200,000     4.480%, 04/26/2007                                 200,000
     100,000     4.430%, 05/31/2007                                 100,000
               Wainwright CD
     100,000     3.800%, 01/18/2007                                 100,000
                                                               ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $1,399,284)                                               1,399,284
                                                               ------------
SHORT-TERM INVESTMENT: 6.3%
MONEY MARKET: 6.3%
   7,541,037   Fidelity Money Market Portfolio                    7,541,037
                                                               ------------
TOTAL SHORT-TERM INVESTMENT
  (Cost $7,541,037)                                               7,541,037
                                                               ------------
TOTAL INVESTMENTS IN SECURITIES: 100.4%
  (Cost $99,968,657)                                            120,323,246
Liabilities in Excess of Other Assets: (0.4)%                      (491,917)
                                                               ------------
NET ASSETS: 100.0%                                             $119,831,329
                                                               ------------
                                                               ------------

ADR American Depositary Receipt.
GDR Global Depository Receipt.
(a)<F2>   Non-income Producing.
(b)<F3>   U.S. Security of foreign company.

                                         PERCENT OF
COUNTRY                                  NET ASSETS
-------                                  ----------
Australia                                     1.81%
Belgium                                       1.20
Canada                                        0.10
China                                         0.19
Denmark                                       5.25
Finland                                       3.48
France                                        2.81
Germany                                       6.68
Italy                                         1.63
Japan                                        10.83
Netherlands                                   1.12
Norway                                        1.87
Spain                                         0.39
Sweden                                       13.26
Switzerland                                   5.80
United Kingdom                               11.08
United States                                32.90
Liabilities in Excess of Other Assets        (0.40)
                                           -------
                                            100.00%
                                           -------
                                           -------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2006
ASSETS
  Investments in securities, at value
    (cost $99,968,657) (Note 2)                                $120,323,246
  Cash                                                                5,798
  Receivables:
     Dividends and interest                                         261,923
     Fund shares sold                                                65,079
  Prepaid expenses                                                   11,590
                                                               ------------
       Total assets                                             120,667,636
                                                               ------------

LIABILITIES
  Payables:
     Investment securities purchased                                562,700
     Fund shares redeemed                                            50,673
     Investment advisory fees                                        84,071
     Administration fees                                             15,712
     Custody fees                                                    14,958
     Fund accounting fees                                             8,896
     Transfer agent fees                                              4,685
     Distribution fees                                               74,496
     Chief compliance officer fees                                      833
  Other accrued expenses                                             19,283
                                                               ------------
       Total liabilities                                            836,307
                                                               ------------
NET ASSETS                                                     $119,831,329
                                                               ------------
                                                               ------------
  Net asset value, offering and redemption price per share
    ($119,831,329/4,124,796 shares outstanding; unlimited
    number of shares authorized without par value)             $      29.05
                                                               ------------
                                                               ------------

  COMPONENTS OF NET ASSETS
  Paid-in capital                                              $ 96,607,597
  Undistributed net investment income                             1,441,139
  Accumulated net realized gain on investments                    1,426,354
  Net unrealized appreciation on investments
    and foreign currency transactions                            20,356,239
                                                               ------------
       Net assets                                              $119,831,329
                                                               ------------
                                                               ------------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                             FOR THE             FOR THE
                                          PERIOD ENDED          YEAR ENDED
                                          JUNE 30, 2006      AUGUST 31, 2005
                                          -------------      ---------------
INVESTMENT INCOME
  Dividends (net of foreign
    withholding tax of $245,850,
    $251,502, respectively)                 $ 2,532,001         $ 1,535,092
  Interest                                      278,695             160,971
                                            -----------         -----------
     Total investment income                  2,810,696           1,696,063
                                            -----------         -----------
EXPENSES (NOTE 3)
  Investment advisory fees                      869,363             705,503
  Distribution fees                             217,341             176,376
  Administration fees                           147,830             130,825
  Fund accounting fees                           53,587              46,891
  Custody fees                                   32,532              34,891
  Transfer agent fees                            20,820              28,790
  Registration fees                              19,620              23,160
  Audit fees                                     13,218              16,717
  Reports to shareholders                        13,060              11,369
  Legal fees                                     11,777               5,943
  Trustee fees                                    8,121               6,111
  Miscellaneous                                   6,838                 263
  Chief compliance officer fees                   4,167               4,583
  Insurance expense                               2,839               2,733
                                            -----------         -----------
     Total expenses                           1,421,113           1,194,155
     Less:  fees waived                        (117,068)           (135,899)
                                            -----------         -----------
     Net expenses                             1,304,045           1,058,256
                                            -----------         -----------
       NET INVESTMENT INCOME                  1,506,651             637,807
                                            -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments and
    foreign currency transactions             1,784,506              59,209
  Change in net unrealized
    appreciation on investments
    and foreign currency transactions        10,336,133           9,610,992
                                            -----------         -----------
     Net realized and unrealized
       gain on investments and
       foreign currency transactions         12,120,639           9,670,201
                                            -----------         -----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS          $13,627,290         $10,308,008
                                            -----------         -----------
                                            -----------         -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                              PERIOD ENDED              YEAR ENDED                 YEAR ENDED
                                                                JUNE 30,                AUGUST 31,                 AUGUST 31,
                                                                  2006                     2005                       2004
                                                                  ----                     ----                       ----
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income                                        $  1,506,651               $  637,807               $  156,094
  Net realized gain(loss) on investments and
    foreign currency transactions                                 1,784,506                   59,209                 (122,435)
  Net increase from payment by Custodian due
    to reduction in commissions (See Note 6)                             --                       --                   69,355
  Change in net unrealized
    appreciation on investments
    and foreign currency transactions                            10,336,133                9,610,992                1,410,834
                                                               ------------              -----------              -----------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                 13,627,290               10,308,008                1,513,848
                                                               ------------              -----------              -----------
  DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                       (561,957)                (265,510)                 (54,237)
  From net realized gain                                           (212,750)                      --                       --
                                                               ------------              -----------              -----------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (774,707)                (265,510)                 (54,237)
                                                               ------------              -----------              -----------
  CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a)<F4> (b)<F5>             18,591,167               26,836,993               27,548,035
                                                               ------------              -----------              -----------
     TOTAL INCREASE IN NET ASSETS                                31,443,750               36,879,491               29,007,646
                                                               ------------              -----------              -----------
  NET ASSETS
  Beginning of period                                            88,387,579               51,508,088               22,500,442
                                                               ------------              -----------              -----------
  END OF PERIOD                                                $119,831,329              $88,387,579              $51,508,088
                                                               ------------              -----------              -----------
                                                               ------------              -----------              -----------
  UNDISTRIBUTED NET INVESTMENT INCOME                          $  1,441,139              $   500,260              $   183,628
                                                               ------------              -----------              -----------
                                                               ------------              -----------              -----------


(a)<F4>   Net of redemption fees of $6,226, $5,074 and 6,668 respectively.
(b)<F5>   Summary of capital share transactions is as follows:



                                     PERIOD ENDED                       YEAR ENDED                        YEAR ENDED
                                    JUNE 30, 2006                     AUGUST 31, 2005                  AUGUST 31, 2004
                                ----------------------            -----------------------          -----------------------
                                Shares           Value            Shares            Value          Shares            Value
                                ------           -----            ------            -----          ------            -----
Shares sold                    1,129,424      $31,752,443        1,388,264       $34,221,777       1,369,672      $30,665,983
Shares issued in
  reinvestment
  of distributions                27,332          731,133           10,084           252,894           2,468           53,235
Shares
  redeemed (a)<F4>              (499,132)     (13,892,409)        (311,287)       (7,637,678)       (147,924)      (3,171,183)
                               ---------      -----------        ---------       -----------       ---------      -----------
Net increase                     657,624      $18,591,167        1,087,061       $26,836,993       1,224,216      $27,548,035
                               ---------      -----------        ---------       -----------       ---------      -----------
                               ---------      -----------        ---------       -----------       ---------      -----------


See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                   PERIOD ENDED                                 YEAR ENDED AUGUST 31,
                                     JUNE 30,            -------------------------------------------------------------------
                                       2006              2005           2004             2003            2002           2001
                                       ----              ----           ----             ----            ----           ----
  Net asset value,
    beginning of period                $25.49           $21.64         $19.47            $16.67         $19.52         $25.37
                                       ------           ------         ------            ------         ------         ------
  INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment
    income (loss)                        0.37             0.18           0.08              0.02          (0.05)         (0.05)
  Net realized and
    unrealized gain (loss)
    on investments                       3.41             3.77           2.13              2.79          (2.67)         (5.78)
                                       ------           ------         ------            ------         ------         ------
  Total from
    investment operations                3.78             3.95           2.21              2.81          (2.72)         (5.83)
                                       ------           ------         ------            ------         ------         ------
  LESS DISTRIBUTIONS:
  From net investment income            (0.16)           (0.10)         (0.04)               --             --          (0.02)
  From net realized gain                (0.06)              --             --             (0.02)         (0.13)            --
                                       ------           ------         ------            ------         ------         ------
  Total distributions                   (0.22)           (0.10)         (0.04)            (0.02)         (0.13)         (0.02)
                                       ------           ------         ------            ------         ------         ------
  Paid-in capital from
    redemption fees (Note 2)              --*<F6>           --*<F6>        --*<F6>         0.01             --             --
                                       ------           ------         ------            ------         ------         ------
  Net asset value,
    end of period                      $29.05           $25.49         $21.64            $19.47         $16.67         $19.52
                                       ------           ------         ------            ------         ------         ------
                                       ------           ------         ------            ------         ------         ------

  Total return                          14.88%^<F7>      18.27%         11.36%            16.90%        (14.04)%       (23.01)%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (millions)                  $119.8            $88.4          $51.5             $22.5          $15.2           $8.3
  RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed                    1.63%+<F8>       1.69%          1.90%             2.17%          2.42%          3.11%
  After fees waived and
    expenses absorbed                    1.50%+<F8>       1.50%          1.50%             1.50%          1.50%          1.50%
  RATIO OF NET INVESTMENT
    INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed                    1.60%+<F8>       0.71%          0.02%            (0.52)%        (1.27)%        (1.87)%
  After fees waived and
    expenses absorbed                    1.73%+<F8>       0.90%          0.42%             0.15%         (0.35)%        (0.26)%
  Portfolio turnover rate                4.13%^<F7>       0.78%          3.82%             9.82%          8.18%          5.31%


*<F6>     Less than $.01 per share.
^<F7>     Not annualized.
+<F8>     Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

  Portfolio 21 (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Fund commenced operations on September 30, 1999.

  The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria.

  On June 20, 2006 the Trust's board of trustees approved a change in the Fund's fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on NASDAQ shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities for which quotations are not readily available are fair valued as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund's Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At June 30, 2006, the Fund did not hold any fair valued securities.

     Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

     The Fund may invest substantially in securities traded on foreign exchanges (see "Foreign Currency" below). Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices. Occasionally, events affecting the value of foreign securities occur between the close of a foreign exchange and the computation of the Fund's net asset value. If such events occur or market quotations are not readily available, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

B. Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
     Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C. Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

     At June 30, 2006, the Fund utilized $149,216 of prior year capital loss carryover. Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had post-October currency losses of $1,578.

D. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the country's tax rules and rates.

E. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Share Valuation. The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share is equal to the Fund's net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than two months. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund's daily NAV calculation.

H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets value per share. For the period ended June 30, 2006, the Fund increased accumulated net investment gain by $3,815 and decreased undistributed net investment income by $3,815 due to certain permanent book and tax differences. Net assets were not affected by the change.

I. New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Progressive Investment Management Corporation (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended June 30, 2006 and the year ended August 31, 2005 the Fund incurred $869,363 and $705,503 in advisory fees, respectively.

  The Advisor has contractually agreed to limit the Fund's annual ratio of expenses to 1.50% of the Fund's average daily net assets. The contract's term is indefinite and may be terminated only by the Board of Trustees. For the period ended June 30, 2006 and the year ended August 31, 2005, the Advisor waived $117,068 and $135,899 in fees for the Fund, respectively.

  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

  At June 30, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $518,722. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

           Year of Expiration                  Amount
           -----------------                   ------
            August 31, 2006                   $117,344
            August 31, 2007                   $148,411
            August 31, 2008                   $135,899
             June 30, 2009                    $117,068

  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

  U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million          $30,000
     $15 to $50 million         0.20% of average daily net assets
     $50 to $100 million        0.15% of average daily net assets
     $100 to $150 million       0.10% of average daily net assets
     Over $150 million          0.05% of average daily net assets

For the period ended June 30, 2006 and the year ended August 31, 2005 the Fund incurred $147,830 and $130,825 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.

  Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. U.S. Bank, N.A. serves as custodian (the "Custodian") to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

  The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred. For the period ended June 30, 2006 and the year ended August 31, 2005, the Fund incurred $217,341 and $176,376 in distribution fees respectively.

  For the period ended June 30, 2006 and the year ended August 31, 2005, the Fund was allocated $4,167 and $4,583 of the Trust's Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  For the period ended June 30, 2006, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $23,672,605 and $3,975,577, respectively.

  There were no purchases or sales of long-term U.S. Government securities for the period ended June 30, 2006.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during the period ended June 30, 2006 and the year ended August 31, 2005 was as follows:

                                       2006          2005
                                       ----          ----
  Distributions paid from:
     Ordinary income                 $561,957       $265,510
     Long-term capital gain           212,750             --
                                     --------       --------
                                     $774,707       $265,510
                                     --------       --------
                                     --------       --------

  As of June 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

  Cost of investments (a)<F9>                         $99,968,657
                                                      -----------
                                                      -----------
  Gross unrealized appreciation                        26,165,080
  Gross unrealized depreciation                        (5,810,491)
                                                      -----------
  Net unrealized appreciation                          20,354,589
                                                      -----------
  Undistributed ordinary income                         1,442,717
  Undistributed long-term capital gain                  1,426,355
                                                      -----------
  Total distributable earnings                          2,869,072
                                                      -----------
  Net unrealized appreciation on
    foreign currency transactions                           1,649
  Post-October currency loss                               (1,578)
                                                      -----------
  Total accumulated earnings                          $23,223,732
                                                      -----------
                                                      -----------

(a)<F9> At June 30, 2006, the basis of investments for federal income purposes was the same as their cost for financial reporting purposes.

NOTE 6 - EXTRAORDINARY TRANSACTIONS

  During the year ended August 31, 2004, the Fund received a rebate of commissions in the amount of $69,355 from U.S. Bank, N.A., the Fund's custodian, related to foreign currency transactions. The effect of these transactions was $0.03 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE SHAREHOLDERS OF
  PORTFOLIO 21 AND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of June 30, 2006, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).   Those standards require that we
plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such
opinion.   An audit also includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial statements.   Our
procedures included confirmation of securities owned as of June 30, 2006, by
correspondence with the custodian and brokers.   An audit also includes
assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Portfolio 21 as of June 30, 2006, the results of its operations, changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                             TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
JULY 31, 2006

TRUSTEES AND EXECUTIVE OFFICERS, Unaudited

  The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

  The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                           TERM OF            PRINCIPAL                        IN FUND
                            POSITION       OFFICE AND         OCCUPATION                       COMPLEX*<F10>   OTHER
NAME, ADDRESS               WITH           LENGTH OF          DURING PAST                      OVERSEEN        DIRECTORSHIPS
AND AGE                     THE TRUST      TIME SERVED        FIVE YEARS                       BY TRUSTEES     HELD
-------                     ---------      -----------        ----------                       -----------     ----
                                                 INDEPENDENT TRUSTEES OF THE TRUST
                                                 ---------------------------------
Dorothy A. Berry            Chairman       Indefinite         President, Talon Industries,          1          Allegiant
(born 1943)                 and            Term               Inc. (administrative,                            Funds.
2020 E. Financial Way       Trustee        since              management and business
Suite 100                                  May 1991.          consulting); formerly Chief
Glendora, CA 91741                                            Operating Officer, Integrated
                                                              Asset Management
                                                              (investment advisor and
                                                              manager) and formerly
                                                              President, Value Line, Inc.
                                                              (investment advisory and
                                                              financial publishing firm).

Wallace L. Cook             Trustee        Indefinite         Financial Consultant;                 1          None.
(born 1939)                                Term               formerly Senior Vice
2020 E. Financial Way                      since              President, Rockefeller Trust
Suite 100                                  May 1991.          Co.; Financial Counselor,
Glendora, CA 91741                                            Rockefeller & Co.

Carl A. Froebel             Trustee        Indefinite         Owner, Golf Adventures,               1          None.
(born 1938)                                Term               LLC, (Vacation Services).
2020 E. Financial Way                      since              Formerly President and
Suite 100                                  May 1991.          Founder, National Investor
Glendora, CA 91741                                            Data Services, Inc.
                                                              (investment related
                                                              computer software).

Steven J. Paggioli          Trustee        Indefinite         Consultant since July                 1          Trustee, Managers
(born 1950)                                Term               2001; formerly, Executive                        Funds; Trustee,
2020 E. Financial Way                      since              Vice President, Investment                       Managers AMG
Suite 100                                  May 1991.          Company Administration,                          Funds; Director,
Glendora, CA 91741                                            LLC ("ICA") (mutual fund                         Guardian Mutual
                                                              administrator).                                  Funds.

Rowley W.P. Redington       Trustee        Indefinite         President; Intertech                  1          None.
(born 1944)                                Term               Computer Services Corp.
2020 E. Financial Way                      since              (computer services and
Suite 100                                  May 1991.          consulting).
Glendora, CA 91741
                                                       OFFICERS OF THE TRUST
                                                       ---------------------
Robert M. Slotky            President      Indefinite         Vice President, U.S.                  1          Not
(born 1947)                                Term since         Bancorp Fund Services,                           Applicable.
2020 E. Financial Way                      August 2002.       LLC since July 2001;
Suite 100                   Chief          Indefinite         formerly, Senior Vice
Glendora, CA 91741          Compliance     Term since         President, ICA (May 1997-
                            Officer        September          July 2001).
                                           2004.

Eric W. Falkeis             Treasurer      Indefinite         Chief Financial Officer,              1          Not
(born 1973)                                Term since         U.S. Bancorp Fund Services,                      Applicable.
615 East Michigan St.                      August 2002.       LLC since April 2006;
Milwaukee, WI 53202                                           formerly Vice President, U.S.
                                                              Bancorp Fund Services, LLC;
                                                              formerly Chief Financial
                                                              Officer, Quasar Distributors,
                                                              LLC.

Angela L. Pingel            Secretary      Indefinite         Counsel, U.S. Bancorp                 1          Not
(born 1971)                                Term since         Fund Services LLC since                          Applicable.
615 East Michigan St.                      December           2004; formerly, Associate,
Milwaukee, WI 53202                        2005.              Krukowski & Costello, S.C.,
                                                              (2002-2004); formerly, Vice
                                                              President - Investment
                                                              Operations, Heartland
                                                              Advisors, Inc. (1994-2002).


All Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act.

*<F10> The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

FEDERAL TAX INFORMATION (Unaudited)

  Portfolio 21 designates 100% of the ordinary distributions paid during the period ended June 30, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

  For the period ended June 30, 2006, 30% of the ordinary distributions paid by Portfolio 21 qualify for the dividend received deduction available to corporate shareholders.

  Additional information applicable to foreign shareholders only: Portfolio 21 designates 9% of the ordinary income distributions paid during the period ended June 30, 2006 as interest related dividends under Internal Revenue Code Section 871 (K)(1)(c).

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

  Portfolio 21 files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.
                                            -----------

INFORMATION ABOUT PROXY VOTING (Unaudited)

  Information regarding how Portfolio 21 votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at
(866) 209-1962 or by accessing the SEC's website at www.sec.gov. Information
                                                    -----------
regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by calling
(866) 209-1962 or by accessing the SEC's website at www.sec.gov.
                                                    -----------

INFORMATION ABOUT HOUSEHOLDING

  To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

                                    ADVISOR
                 PROGRESSIVE INVESTMENT MANAGEMENT CORPORATION
                               721 NW 9th Avenue
                            Portland, Oregon  97209
                             (877) 351-4115 EXT. 21

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               Custody Operations
                      1555 N. RiverCenter Drive, Suite 302
                          Milwaukee, Wisconsin  53212

                                 TRANSFER AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            TAIT, WELLER & BAKER LLP
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California  94105

                                  Portfolio 21
                                 Symbol - PORTX
                               CUSIP - 742935588

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's President and Treasurer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that each member of the Trust's audit committee is financially literate and independent. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                          FYE  6/30/2006       FYE  8/31/2005
                          --------------       --------------

Audit Fees                    $16,000             $14,500
Audit-Related Fees              N/A                 N/A
Tax Fees                      $2,000               $2,000
All Other Fees                  N/A                 N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees             FYE  6/30/2006      FYE  8/31/2005
----------------------             --------------      --------------
Registrant                               N/A                 N/A
Registrant's Investment Adviser          N/A                 N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant's board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees for the period.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ---------------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                              ----------------------------------------
                              Robert M. Slotky, President

     Date  September 5, 2006
           ------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F11> /s/ Robert M. Slotky
                                    ---------------------------------------
                                    Robert M. Slotky, President

     Date  September 5, 2006
           ------------------------------------------------

     By (Signature and Title)*<F11> /s/ Eric W. Falkeis
                                    --------------------------------
                                    Eric W. Falkeis, Treasurer

     Date  September 5, 2006
           ---------------------------------------------------

*<F11> Print the name and title of each signing officer under his or her signature.